EVENTS AFTER THE REPORTING PERIOD	6 Months Ended
Jun. 30, 2024
Events After Reporting Period [Abstract]
EVENTS AFTER THE REPORTING PERIOD	EVENTS AFTER THE REPORTING PERIOD
Sale of Russian operations deferred consideration settlement
On October 9, 2023, VEON announced the completion of its exit from Russia with closing of the sale of its Russian operations. Upon completion of the sale, control of VimpelCom was transferred to the buyer. Additionally, the agreed amount of the bonds of VEON Holdings acquired by PJSC VimpelCom representing an aggregate total nominal value of US$1,576 were transferred to Unitel LLC (a wholly owned subsidiary of the Company) and offset against the purchase consideration of RUB 130 billion (approximately US$1,294 on October 9, 2023).
The remaining US$72 equivalent bonds were transferred to Unitel LLC, a wholly owned subsidiary of VEON Holdings B.V., upon receipt of the OFAC license in June 2024, to offset the remaining deferred purchase price for PJSC VimpelCom in July 2024.

VEON Announces Intention to Delist from Euronext Amsterdam and Share buyback program
On August 1, 2024, the Company announced its intention to voluntarily delist from Euronext Amsterdam (the “Delisting”). VEON expects the Delisting process to take place in the fourth quarter of 2024, following and subject to the filing of its 2023 annual report on Form 20-F (the “20-F”).
The Company also informed its shareholders and the investment community that it intends to initiate a buyback program for up to US$100 with respect to its American Depositary Shares (“ADS”) following the Delisting. The timing and specifics of the ADS buybacks will be determined by the Company's management and Board of Directors in due course, and will be subject to liquidity considerations, market conditions, applicable legal requirements, and other factors.